Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,430.98
Total Fee Amount	2,430.98
Total Transaction Valuation	15,878,354.11
Total Offset Amount	0.00
Net Fee	$ 0.00